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                                                                    EXHIBIT 23.1

              Consent of Independent Certified Public Accountants

     We hereby consent to the inclusion in this Annual Report on Form 10-KSB of our report dated March 16, 2001 on the consolidated financial statements of CPC of America, Inc. and Subsidiaries, and to the incorporation by reference of such report into the Registrant's Registration Statement on Form S-8 (SEC File No. 333-59035).


                                             CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
April 13, 2001